SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): September 30, 1997

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)


                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                               executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000

Item 5.  Other Events


Third Quarter Earnings

         On September 30, 1997, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its third quarter 1997 earnings (the "Earnings Release").

         Copy of the Earnings Release follows.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following Exhibits are filed as part of this Report.



                         99.1 Press Release Relating to Third Quarter 1997 Earnings

                         99.2 Consolidated Statement of Operations (Three Months Ended August 31, 1997) (Preliminary and Unaudited)

                         99.3 Consolidated Statement of Operations (Nine Months ended August 31, 1997) (Preliminary and Unaudited)

                         99.4     Selected Statistical Information






      The Exhibit Index to this Report is incorporated herein by reference.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEHMAN BROTHERS HOLDINGS INC.




                                         By:  /s/Charles B. Hintz
                                                 Charles B. Hintz
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)



Date:  September 30, 1997






                                  EXHIBIT INDEX



Exhibit No.                         Exhibit


Exhibit 99.1                        Press Release Relating to
                                    Third Quarter 1997 Earnings

Exhibit 99.2 Consolidated Statement of Operations (Three Months Ended August 31, 1997) (Preliminary and Unaudited)


Exhibit 99.3 Consolidated Statement of Operations (Nine Months Ended August 31, 1997) (Preliminary and Unaudited)

Exhibit 99.4                        Selected Statistical Information

                                                              EXHIBIT 99.1

                                [GRAPHIC OMITTED]

                                  News Release
           -----------------------------------------------------------




For Immediate Release                 MEDIA CONTACT:         William J. Ahearn
                                                             (212) 526-4379


                                      INVESTOR CONTACT:      Shaun Butler
                                                             (212) 526-8381




                             LEHMAN BROTHERS REPORTS
                RECORD EARNINGS OF $197 MILLION IN THIRD QUARTER,
                         UP 156 PERCENT FROM A YEAR AGO


NEW YORK, September 30, 1997--Lehman Brothers Holdings Inc. (NYSE: LEH) today reported record net income of $197 million, or $1.30 per common share, for the third quarter ended August 31, 1997. Net income increased by 156 percent over the $77 million reported for the third quarter of fiscal 1996. Earnings per share increased by 117 percent from $0.60 in the year-ago quarter.

For the first nine months of fiscal 1997, net income was a record $462 million, an increase of 60 percent from $289 million in net income for the first nine months of fiscal 1996.

"This was a terrific quarter for Lehman Brothers," said Richard S. Fuld, Jr., Chairman and Chief Executive Officer. "We saw across-the-board strength in all our major businesses -- equities, fixed income and investment banking. The usual summer lull in underwriting, M&A, and trading never materialized."

                                    - more -

Mr. Fuld also noted that the latest quarter builds on the record performance Lehman Brothers posted over the first half of fiscal 1997, resulting in the highest net income Lehman Brothers has recorded for the first nine months of a fiscal year since it became a public company in 1994. In fact, earnings for the first nine months of fiscal 1997 surpassed the Firm's record $416 million in earnings for the full 12 months of fiscal 1996.

Net revenues (total revenues less interest expense) for the third quarter were $1.071 billion, an increase of 48 percent from $722 million in the third quarter of fiscal 1996. Mr. Fuld noted that the increase in net revenues reflected particular strength in a number of strategic, higher margin businesses on which Lehman Brothers is focusing, including the Firm's global merger and acquisition advisory business, equity underwriting, merchant banking, and mortgage and real estate activities.

For the first nine months of fiscal 1997, net revenues were $2.850 billion, an increase of 20 percent from $2.376 billion in the fiscal 1996 first nine months.

Non-interest expenses for the quarter were $790 million. Non-personnel expenses for the same period were $247 million, an increase of 3 percent from $240 million in the previous fiscal year's third quarter, and down from $249 million in the second quarter of fiscal 1997. Compensation and benefits as a percentage of net revenues remained at 50.7 percent for the 10th successive quarter.

For the first nine months of fiscal 1997, non-interest expenses were $2.178 billion. Non-personnel expenses were $733 million, compared with $729 million in the first nine months of fiscal 1996.

For the fiscal 1997 third quarter, the Firm's pre-tax margin was 26.2 percent, compared with 16 percent in the third quarter of fiscal 1996. Return on common equity was 20.5 percent for the quarter ended August 31, 1997, compared with 9 percent for the third quarter of 1996. For the first nine months of fiscal 1997, the Firm's pre-tax margin was 23.6 percent, compared with 18.6 percent for the first nine months of fiscal 1996; for the same period, return on common equity was 16.5 percent, compared with 11.5 percent in fiscal 1996.

The discussion of the Firm's third quarter and year-to-date return on common equity excludes the effect of a special preferred dividend payable to American Express Company and to Nippon Life Insurance Company at fiscal year end 1997. American Express and Nippon Life are entitled to receive an annual non-cumulative preferred dividend equal to 50 percent of the amount by which the Firm's net income for the full fiscal year exceeds $400 million, up to a maximum of $50 million per year, through 2002. Including the effect of the dividend, the Firm's return on common equity for the third quarter of fiscal 1997 is 17.2 percent.

As of August 31, 1997, Lehman Brothers stockholders' equity was $4.303 billion, and total capital (stockholders' equity and long-term debt) was $23.207 billion. Book value per common share was $31.86.

Lehman Brothers is a global investment bank with leadership positions in corporate finance, advisory services, municipal finance and fixed income and equity sales, trading and research. Lehman Brothers serves the financial needs of corporate, government and institutional clients, and high-net-worth individuals through offices in major financial centers worldwide.


                                      # # #


                          Financial Statements Attached

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Preliminary and Unaudited)
(In millions, except per share data)

                                                                  Three Months Ended                         Percentage of
                                                          August 31                 August 31                Dollar Change
                                                            1997                      1996                     Inc/(Dec)
                                                       --------------             -------------            -------------
Revenues:
    Principal transactions                                $  389                      $  303                     28%
    Investment banking                                       396                         237                     67
    Commissions                                              111                          77                     44
    Interest and dividends                                 3,554                       2,964                     20
    Other                                                     19                           4                     #
                                                         -------                    --------
       Total revenues                                      4,469                       3,585                     25
    Interest expense                                       3,398                       2,863                     19
                                                           -----                       -----
       Net revenues                                        1,071                         722                     48
                                                           -----                      ------
Non-interest expenses:
    Compensation and benefits                                543                         366                     48
    Brokerage, commissions and clearance fees                 54                          62                    (13)
    Professional services                                     43                          38                     13
    Communications                                            35                          35                      -
    Occupancy and equipment                                   35                          37                     (5)
    Business development                                      25                          23                      9
    Depreciation and amortization                             22                          22                      -
    Other                                                     33                          23                     43
                                                         -------                     -------
       Total non-interest expenses                           790                         606                     30
                                                          ------                      ------
Income before taxes                                          281                         116                      #
    Provision for income taxes                                84                          39                      #
                                                          ------                     -------
Net income                                                $  197                     $    77                      #
                                                          ======                     =======
Net income applicable to common stock                     $  160                     $    71                      #
                                                          ======                     =======


Average common and common
  equivalent shares outstanding                            122.4                      117.2
                                                           =====                      =====

Earnings per common share                                  $1.30                      $0.60
                                                           =====                      =====



# denotes greater than 100%

LEHMAN BROTHERS HOLDINGS INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Preliminary and Unaudited)
(In millions, except per share data)

                                                                      Nine Months Ended                      Percentage of
                                                          August 31                 August 31                Dollar Change
                                                            1997                      1996                     Inc/(Dec)
                                                       --------------             -------------            -------------


Revenues:
    Principal transactions                                $1,061                      $1,114                     (5)%
    Investment banking                                       910                         671                     36
    Commissions                                              299                         267                     12
    Interest and dividends                                 9,931                       8,369                     19
    Other                                                     73                          27                      #
                                                        --------                    --------
       Total revenues                                     12,274                      10,448                     17
    Interest expense                                       9,424                       8,072                     17
                                                          ------                       -----
       Net revenues                                        2,850                       2,376                     20
                                                          ------                       -----
Non-interest expenses:
    Compensation and benefits                              1,445                       1,205                     20
    Brokerage, commissions and clearance fees                172                         176                     (2)
    Professional services                                    131                         111                     18
    Communications                                           105                         114                     (8)
    Occupancy and equipment                                  104                         114                     (9)
    Business development                                      76                          75                      1
    Depreciation and amortization                             65                          68                     (4)
    Other                                                     80                          71                     13
                                                         -------                      ------
       Total non-interest expenses                         2,178                       1,934                     13
                                                           -----                       -----
Income before taxes                                          672                         442                     52
    Provision for income taxes                               210                         153                     37
                                                          ------                     -------
Net income                                                $  462                     $   289                     60
                                                          ======                     =======
Net income applicable to common stock                     $  412                     $   265                     55
                                                          ======                     =======


Average common and common
  equivalent shares outstanding                            120.4                      116.3
                                                           =====                      =====

Earnings per common share                                  $3.42                      $2.28
                                                           =====                      =====



# denotes greater than 100%

LEHMAN BROTHERS HOLDINGS INC.
SELECTED STATISTICAL INFORMATION
(Preliminary and Unaudited)
(Dollars in millions, except per share data)


                                                                         Quarters Ended
                                         8/31/97       5/31/97       2/28/97       11/30/96       8/31/96        5/31/96

Income Statement
Net Revenues                              $1,071       $  854         $  925         $1,068          $722           $833
Non-Interest Expenses:
  Compensation and Benefits                  543          433            469            542           366            422
  Nonpersonnel Expenses (a)                  247          249            237            247           240            242
Net Income from Operations
   Excluding Special Items                   197          121            144            177            77            108
Special Charges (after-tax):
Severance charge                                                                        (50)
Net Income                                   197          121            144            127            77            108
Net Income Applicable to
   Common Stock                              160          114            138            113            71            102
Earnings per Common Share                  $1.30         $0.95         $1.16           $0.96        $0.60          $0.89

Financial Ratios (%) (b)
Return on Common Equity
   (annualized)                             20.5         12.8           16.1           20.6           9.0           13.4
Pretax Operating Margin                     26.2         20.2           23.7           26.1          16.0           20.2
Compensation & Benefits/
   Net Revenues                             50.7         50.7           50.7           50.7          50.7           50.7
Effective Tax Rate (c)                      30.0         30.0           34.0           36.7          33.6           36.0

Balance Sheet
Total Assets                            $149,000     $145,118       $149,493       $128,596      $125,666       $133,725
Total Assets Excluding
   Matched Book (d)                      106,000      105,025        114,474         96,256        90,216         89,864
Common Stockholders' Equity (e)            3,795        3,630          3,504          3,366         3,233          3,058
Total Stockholders' Equity                 4,303        4,138          4,012          3,874         3,741          3,566
Total Capital (long-term debt
plus
   stockholders' equity)                  23,207       22,083         21,308         19,796        17,955         17,135
Book Value per Common Share (f)            31.86         30.67         29.76          28.84         27.74          27.29

Other Data (#s)
Employees                                  8,190        7,788          7,602          7,556         7,762          7,794
Common Stock Outstanding             101,939,516  101,541,385    101,263,173    100,449,144   100,027,645    100,398,499
Average Common and Common
   Equivalent Shares Outstanding     122,363,228  120,420,733    118,460,215    116,947,549   117,205,775    114,788,688



(a) Excludes special items of $84 million relating to severance in the quarter ended November 30, 1996.
(b) Financial ratios exclude the severance charge in the quarter ended November 30, 1996 and the dividend on the Company's Redeemable Voting Preferred Stock in the quarters ended August 31, 1997 and November 30, 1996.
(c) The effective tax rate, including the severance charge was 34.9% for the quarter ended November 30, 1996.
(d) Matched book is defined as the lower of securities purchased under agreements to resell or securities sold under agreements to repurchase.
(e) The increase in common stockholders' equity at 8/31/96, reflects an increase in common stock issuable due to restricted stock units granted under the Lehman Stock Award Program effective July 1, 1996.
(f) This calculation includes restricted stock units granted under the Lehman Stock Award Programs included in stockholders'equity.